Boston Common ESG Impact U.S. Equity Fund TICKER: BCAMX Supplement dated October 4, 2024 to the Summary Prospectus dated January 31, 2024
200 State Street, 7th Floor	Boston, MA 02109

Effective August 31, 2024, Kim Ryan and Margien Tolson, will serve as portfolio managers of the Fund. Corné Biemans is removed as portfolio manager. Geeta B. Aiyer, CFA, Praveen Abichandani, CFA, and Steven Heim will continue to serve as portfolio managers of the Fund.

The section titled “Summary Section - Boston Common ESG Impact U.S. Equity Fund - Portfolio Managers on page 7 of the summary prospectus is deleted and replaced with the following:

Name	Title	Managed the Fund Since
Geeta B. Aiyer, CFA	Chief ESG Strategist	Inception (2012)
Praveen Abichandani, CFA	Co-CIO-U.S. Strategies	Inception (2012)
Steven Heim	Director, ESG Research	Inception (2012)
Kim Ryan	Portfolio Manager	August 2024
Margien Tolson	Portfolio Manager	August 2024

Please retain this Supplement with your Summary Prospectus.